Exhibit 99.2

Supplemental Financial Information

Credit Facilities, 5.95% senior notes due 2013, 7 5/8% senior notes due 2009 and 9.95% senior notes due 2010

The Company’s obligations to pay principal, premium, if any, and interest under the Company’s Credit Facilities, 5.95% senior notes due 2013, 7 5/8% senior notes due 2009 and 9.95% senior notes due 2010 are guaranteed on a joint and several basis by substantially all of the Company’s subsidiaries, other than finance company subsidiaries and foreign subsidiaries. The guarantees are full and unconditional and the guarantor subsidiaries are 100% directly or indirectly owned by Lennar Corporation. The Company has determined that separate, full financial statements of the guarantors of the Credit Facilities and senior notes described above would not be material to investors and, accordingly, supplemental financial information for the guarantors is presented as follows:

Consolidating Condensed Balance Sheet

May 31, 2004

(Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
ASSETS
Homebuilding:
Cash and receivables, net	$1,644	263,381	—	—	265,025
Inventories	—	4,768,660	6,683	—	4,775,343
Investments in unconsolidated entities	—	696,020	—	—	696,020
Other assets	86,205	357,939	46	—	444,190
Investments in subsidiaries	4,041,250	423,368	—	(4,464,618)	—

	4,129,099	6,509,368	6,729	(4,464,618)	6,180,578
Financial services	—	21,071	805,583	(11,149)	815,505

Total assets	$4,129,099	6,530,439	812,312	(4,475,767)	6,996,083

LIABILITIES AND STOCKHOLDERS’ EQUITY
Homebuilding:
Accounts payable and other liabilities	$745,164	326,200	—	(43)	1,071,321
Liabilities related to consolidated inventory not owned	—	201,888	—	—	201,888
Senior notes and other debts payable, net	1,489,449	115,731	—	(11,106)	1,594,074
Intercompany	(1,585,490)	1,838,703	(253,213)	—	—

	649,123	2,482,522	(253,213)	(11,149)	2,867,283
Financial services	—	6,667	642,157	—	648,824

Total liabilities	649,123	2,489,189	388,944	(11,149)	3,516,107
Stockholders’ equity	3,479,976	4,041,250	423,368	(4,464,618)	3,479,976

Total liabilities and stockholders’ equity	$4,129,099	6,530,439	812,312	(4,475,767)	6,996,083

Supplemental Financial Information, Continued

Consolidating Condensed Balance Sheet

November 30, 2003

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
ASSETS
Homebuilding:
Cash and receivables, net	$895,715	365,953	—	—	1,261,668
Inventories	—	3,649,493	6,608	—	3,656,101
Investments in unconsolidated entities	16,346	373,988	—	—	390,334
Other assets	99,614	351,005	—	—	450,619
Investments in subsidiaries	3,541,747	390,722	—	(3,932,469)	—

	4,553,422	5,131,161	6,608	(3,932,469)	5,758,722
Financial services	—	16,285	1,000,425	—	1,016,710

Total assets	$4,553,422	5,147,446	1,007,033	(3,932,469)	6,775,432

LIABILITIES AND STOCKHOLDERS’ EQUITY
Homebuilding:
Accounts payable and other liabilities	$325,695	715,041	225	—	1,040,961
Liabilities related to consolidated inventory not owned	—	45,214	—	—	45,214
Senior notes and other debts payable, net	1,476,860	75,357	—	—	1,552,217
Intercompany	(512,907)	762,867	(249,960)	—	—

	1,289,648	1,598,479	(249,735)	—	2,638,392
Financial services	—	7,220	866,046	—	873,266

Total liabilities	1,289,648	1,605,699	616,311	—	3,511,658
Stockholders’ equity	3,263,774	3,541,747	390,722	(3,932,469)	3,263,774

Total liabilities and stockholders’ equity	$4,553,422	5,147,446	1,007,033	(3,932,469)	6,775,432

Supplemental Financial Information, Continued

Consolidating Condensed Statement of Earnings

Three Months Ended May 31, 2004

(Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
Revenues:
Homebuilding	$—	2,210,723	—	—	2,210,723
Financial services	—	8,448	129,032	(5,318)	132,162

Total revenues	—	2,219,171	129,032	(5,318)	2,342,885

Costs and expenses:
Homebuilding	—	1,921,367	163	(657)	1,920,873
Financial services	—	2,612	101,917	(4,661)	99,868
Corporate general and administrative	31,251	—	—	—	31,251

Total costs and expenses	31,251	1,923,979	102,080	(5,318)	2,051,992

Equity in earnings from unconsolidated entities	—	13,958	—	—	13,958
Management fees and other income, net	—	18,701	—	—	18,701

Earnings (loss) before provision (benefit) for income taxes	(31,251)	327,851	26,952	—	323,552
Provision (benefit) for income taxes	(11,900)	123,764	10,277	—	122,141
Equity in earnings (losses) from subsidiaries	220,762	16,675	—	(237,437)	—

Net earnings (loss)	$201,411	220,762	16,675	(237,437)	201,411

Consolidating Condensed Statement of Earnings

Three Months Ended May 31, 2003

(Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
Revenues:
Homebuilding	$—	1,967,013	—	—	1,967,013
Financial services	—	5,588	135,682	(5,175)	136,095

Total revenues	—	1,972,601	135,682	(5,175)	2,103,108

Costs and expenses:
Homebuilding	—	1,738,562	159	(1,180)	1,737,541
Financial services	—	5,645	97,267	(3,995)	98,917
Corporate general and administrative	25,727	—	—	—	25,727

Total costs and expenses	25,727	1,744,207	97,426	(5,175)	1,862,185

Equity in earnings from unconsolidated entities	—	11,316	—	—	11,316
Management fees and other income, net	—	5,295	—	—	5,295

Earnings (loss) before provision (benefit) for income taxes	(25,727)	245,005	38,256	—	257,534
Provision (benefit) for income taxes	(9,802)	92,490	14,531	—	97,219
Equity in earnings (losses) from subsidiaries	176,240	23,725	—	(199,965)	—

Net earnings (loss)	$160,315	176,240	23,725	(199,965)	160,315

Supplemental Financial Information, Continued

Consolidating Condensed Statement of Earnings

Six Months Ended May 31, 2004

(Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
Revenues:
Homebuilding	$—	3,968,105	—	—	3,968,105
Financial services	—	10,650	236,146	(9,109)	237,687

Total revenues	—	3,978,755	236,146	(9,109)	4,205,792

Costs and expenses:
Homebuilding	—	3,472,935	422	(1,170)	3,472,187
Financial services	—	5,311	185,026	(7,939)	182,398
Corporate general and administrative	59,929	—	—	—	59,929

Total costs and expenses	59,929	3,478,246	185,448	(9,109)	3,714,514

Equity in earnings from unconsolidated entities	—	19,235	—	—	19,235
Management fees and other income, net	—	36,737	—	—	36,737

Earnings (loss) before provision (benefit) for income taxes	(59,929)	556,481	50,698	—	547,250
Provision (benefit) for income taxes	(22,719)	210,072	19,234	—	206,587
Equity in earnings (losses) from subsidiaries	377,873	31,464	—	(409,337)	—

Net earnings (loss)	$340,663	377,873	31,464	(409,337)	340,663

Consolidating Condensed Statement of Earnings Six Months Ended May 31, 2003 (Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
Revenues:
Homebuilding	$—	3,439,348	—	—	3,439,348
Financial services	—	6,884	263,481	(6,135)	264,230

Total revenues	—	3,446,232	263,481	(6,135)	3,703,578

Costs and expenses:
Homebuilding	—	3,067,644	293	(2,140)	3,065,797
Financial services	—	7,216	189,486	(3,995)	192,707
Corporate general and administrative	47,391	—	—	—	47,391

Total costs and expenses	47,391	3,074,860	189,779	(6,135)	3,305,895

Equity in earnings from unconsolidated entities	—	19,918	—	—	19,918
Management fees and other income, net	—	10,725	—	—	10,725

Earnings (loss) before provision (benefit) for income taxes	(47,391)	402,015	73,702	—	428,326
Provision (benefit) for income taxes	(18,051)	151,761	27,983	—	161,693
Equity in earnings (losses) from subsidiaries	295,973	45,719	—	(341,692)	—

Net earnings (loss)	$266,633	295,973	45,719	(341,692)	266,633

Supplemental Financial Information, Continued

Consolidating Condensed Statement of Cash Flows

Six Months Ended May 31, 2004

(Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
Cash flows from operating activities:
Net earnings (loss)	$340,663	377,873	31,464	(409,337)	340,663
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities	89,206	(1,357,584)	208,301	420,443	(639,634)

Net cash provided by (used in) operating activities	429,869	(979,711)	239,765	11,106	(298,971)

Cash flows from investing activities:
Increase in investments in unconsolidated entities, net	—	(277,541)	—	—	(277,541)
Acquisitions, net of cash acquired	—	(55,634)	(8,472)	—	(64,106)
Other	(11,533)	(5,119)	(6,087)	—	(22,739)

Net cash used in investing activities	(11,533)	(338,294)	(14,559)	—	(364,386)

Cash flows from financing activities:
Net borrowings (repayments) under other borrowings	(296,000)	(28,887)	43	(11,106)	(335,950)
Net repayments under financial services short-term debt	—	—	(208,641)	—	(208,641)
Net proceeds from issuance of senior floating-rate notes	298,500	—	—	—	298,500
Common stock:
Issuances	11,561	—	—	—	11,561
Repurchases	(109,644)	—	—	—	(109,644)
Dividends	(39,106)	—	—	—	(39,106)
Intercompany	(1,177,150)	1,179,933	(2,783)	—	—

Net cash provided by (used in) financing activities	(1,311,839)	1,151,046	(211,381)	(11,106)	(383,280)

Net increase (decrease) in cash	(893,503)	(166,959)	13,825	—	(1,046,637)
Cash at beginning of period	893,503	307,795	69,574	—	1,270,872

Cash at end of period	$—	140,836	83,399	—	224,235

Supplemental Financial Information, Continued

Consolidating Condensed Statement of Cash Flows

Six Months Ended May 31, 2003

(Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
Cash flows from operating activities:
Net earnings (loss)	$266,633	295,973	45,719	(341,692)	266,633
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities	(362,157)	(601,413)	233,530	334,769	(395,271)

Net cash provided by (used in) operating activities	(95,524)	(305,440)	279,249	(6,923)	(128,638)

Cash flows from investing activities:
Decrease in investments in unconsolidated entities, net	—	35,914	—	—	35,914
Acquisitions, net of cash acquired	—	(100,668)	(7,261)	—	(107,929)
Other	(5,091)	387	(10,161)	—	(14,865)

Net cash used in investing activities	(5,091)	(64,367)	(17,422)	—	(86,880)

Cash flows from financing activities:
Net borrowings (repayments) under other borrowings	(93,000)	(72,745)	132	6,923	(158,690)
Net repayments under financial services short-term debt	—	—	(211,681)	—	(211,681)
Net proceeds from issuance of 5.95% senior notes	341,730	—	—	—	341,730
Common stock:
Issuances	7,832	—	—	—	7,832
Dividends	(1,993)	—	—	—	(1,993)
Intercompany	(409,288)	447,448	(38,160)	—	—

Net cash provided by (used in) financing activities	(154,719)	374,703	(249,709)	6,923	(22,802)

Net increase (decrease) in cash	(255,334)	4,896	12,118	—	(238,320)
Cash at beginning of period	621,163	109,995	46,001	—	777,159

Cash at end of period	$365,829	114,891	58,119	—	538,839

Supplemental Financial Information, Continued

Senior floating-rate notes due 2009

The Company’s obligations to pay principal, premium, if any, and interest under the Company’s senior floating-rate notes due 2009 are guaranteed on a joint and several basis by substantially all of the Company’s subsidiaries formed or acquired on or before October 9, 2001, other than finance company subsidiaries and foreign subsidiaries. The guarantees are full and unconditional and the guarantor subsidiaries are 100% directly or indirectly owned by Lennar Corporation. The Company has determined that separate, full financial statements of the guarantors would not be material to investors and, accordingly, supplemental financial information for the guarantors is presented below. In June 2004, the Company filed a registration statement under the Securities Act of 1933 relating to an offer to exchange the notes guaranteed by subsidiaries formed or acquired on or before October 9, 2001 for notes guaranteed by substantially all of the Company’s subsidiaries, other than finance company subsidiaries and foreign subsidiaries.

Consolidating Condensed Balance Sheet

May 31, 2004

(Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
ASSETS
Homebuilding:
Cash and receivables, net	$1,644	242,974	20,407	—	265,025
Inventories	—	4,287,664	487,679	—	4,775,343
Investments in unconsolidated entities	—	671,105	24,915	—	696,020
Other assets	86,205	252,716	105,269	—	444,190
Investments in subsidiaries	4,041,250	423,368	—	(4,464,618)	—

	4,129,099	5,877,827	638,270	(4,464,618)	6,180,578
Financial services	—	21,071	805,583	(11,149)	815,505

Total assets	$4,129,099	5,898,898	1,443,853	(4,475,767)	6,996,083

LIABILITIES AND STOCKHOLDERS’ EQUITY
Homebuilding:
Accounts payable and other liabilities	$745,164	279,339	46,861	(43)	1,071,321
Liabilities related to consolidated inventory not owned	—	193,703	8,185	—	201,888
Senior notes and other debts payable, net	1,489,449	115,731	—	(11,106)	1,594,074
Intercompany	(1,585,490)	1,352,888	232,602	—	—

	649,123	1,941,661	287,648	(11,149)	2,867,283
Financial services	—	6,667	642,157	—	648,824

Total liabilities	649,123	1,948,328	929,805	(11,149)	3,516,107
Stockholders’ equity	3,479,976	3,950,570	514,048	(4,464,618)	3,479,976

Total liabilities and stockholders’ equity	$4,129,099	5,898,898	1,443,853	(4,475,767)	6,996,083

Supplemental Financial Information, Continued

Consolidating Condensed Balance Sheet

November 30, 2003

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
ASSETS
Homebuilding:
Cash and receivables, net	$895,715	340,163	25,790	—	1,261,668
Inventories	—	3,258,796	397,305	—	3,656,101
Investments in unconsolidated entities	16,346	364,499	9,489	—	390,334
Other assets	99,614	249,499	101,506	—	450,619
Investments in subsidiaries	3,541,747	390,722	—	(3,932,469)	—

	4,553,422	4,603,679	534,090	(3,932,469)	5,758,722
Financial services	—	16,285	1,000,425	—	1,016,710

Total assets	$4,553,422	4,619,964	1,534,515	(3,932,469)	6,775,432

LIABILITIES AND STOCKHOLDERS’ EQUITY
Homebuilding:
Accounts payable and other liabilities	$325,695	658,057	57,209	—	1,040,961
Liabilities related to consolidated inventory not owned	—	45,214	—	—	45,214
Senior notes and other debts payable, net	1,476,860	75,321	36	—	1,552,217
Intercompany	(512,907)	369,936	142,971	—	—

	1,289,648	1,148,528	200,216	—	2,638,392
Financial services	—	7,220	866,046	—	873,266

Total liabilities	1,289,648	1,155,748	1,066,262	—	3,511,658
Stockholders’ equity	3,263,774	3,464,216	468,253	(3,932,469)	3,263,774

Total liabilities and stockholders’ equity	$4,553,422	4,619,964	1,534,515	(3,932,469)	6,775,432

Supplemental Financial Information, Continued

Consolidating Condensed Statement of Earnings

Three Months Ended May 31, 2004

(Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
Revenues:
Homebuilding	$—	2,014,390	196,333	—	2,210,723
Financial services	—	8,448	129,032	(5,318)	132,162

Total revenues	—	2,022,838	325,365	(5,318)	2,342,885

Costs and expenses:
Homebuilding	—	1,738,033	183,497	(657)	1,920,873
Financial services	—	2,612	101,917	(4,661)	99,868
Corporate general and administrative	31,251	—	—	—	31,251

Total costs and expenses	31,251	1,740,645	285,414	(5,318)	2,051,992

Equity in earnings (losses) from unconsolidated entities	—	14,980	(1,022)	—	13,958
Management fees and other income, net	—	18,302	399	—	18,701

Earnings (loss) before provision (benefit) for income taxes	(31,251)	315,475	39,328	—	323,552
Provision (benefit) for income taxes	(11,900)	119,092	14,949	—	122,141
Equity in earnings (losses) from subsidiaries	220,762	16,675	—	(237,437)	—

Net earnings (loss)	$201,411	213,058	24,379	(237,437)	201,411

Consolidating Condensed Statement of Earnings Three Months Ended May 31, 2003 (Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
Revenues:
Homebuilding	$—	1,758,878	208,135	—	1,967,013
Financial services	—	5,588	135,682	(5,175)	136,095

Total revenues	—	1,764,466	343,817	(5,175)	2,103,108

Costs and expenses:
Homebuilding	—	1,551,066	187,655	(1,180)	1,737,541
Financial services	—	5,645	97,267	(3,995)	98,917
Corporate general and administrative	25,727	—	—	—	25,727

Total costs and expenses	25,727	1,556,711	284,922	(5,175)	1,862,185

Equity in earnings (losses) from unconsolidated entities	—	11,343	(27)	—	11,316
Management fees and other income, net	—	4,882	413	—	5,295

Earnings (loss) before provision (benefit) for income taxes	(25,727)	223,980	59,281	—	257,534
Provision (benefit) for income taxes	(9,802)	84,553	22,468	—	97,219
Equity in earnings (losses) from subsidiaries	176,240	23,725	—	(199,965)	—

Net earnings (loss)	$160,315	163,152	36,813	(199,965)	160,315

Supplemental Financial Information, Continued

Consolidating Condensed Statement of Earnings

Six Months Ended May 31, 2004

(Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
Revenues:
Homebuilding	$—	3,630,406	337,699	—	3,968,105
Financial services	—	10,650	236,146	(9,109)	237,687

Total revenues	—	3,641,056	573,845	(9,109)	4,205,792

Costs and expenses:
Homebuilding	—	3,157,024	316,333	(1,170)	3,472,187
Financial services	—	5,311	185,026	(7,939)	182,398
Corporate general and administrative	59,929	—	—	—	59,929

Total costs and expenses	59,929	3,162,335	501,359	(9,109)	3,714,514

Equity in earnings (losses) from unconsolidated entities	—	22,224	(2,989)	—	19,235
Management fees and other income, net	—	34,413	2,324	—	36,737

Earnings (loss) before provision (benefit) for income taxes	(59,929)	535,358	71,821	—	547,250
Provision (benefit) for income taxes	(22,719)	202,098	27,208	—	206,587
Equity in earnings (losses) from subsidiaries	377,873	31,464	—	(409,337)	—

Net earnings (loss)	$340,663	364,724	44,613	(409,337)	340,663

Consolidating Condensed Statement of Earnings

Six Months Ended May 31, 2003

(Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
Revenues:
Homebuilding	$—	3,055,017	384,331	—	3,439,348
Financial services	—	6,884	263,481	(6,135)	264,230

Total revenues	—	3,061,901	647,812	(6,135)	3,703,578

Costs and expenses:
Homebuilding	—	2,720,157	347,780	(2,140)	3,065,797
Financial services	—	7,216	189,486	(3,995)	192,707
Corporate general and administrative	47,391	—	—	—	47,391

Total costs and expenses	47,391	2,727,373	537,266	(6,135)	3,305,895

Equity in earnings (losses) from unconsolidated entities	—	19,938	(20)	—	19,918
Management fees and other income, net	—	9,779	946	—	10,725

Earnings (loss) before provision (benefit) for income taxes	(47,391)	364,245	111,472	—	428,326
Provision (benefit) for income taxes	(18,051)	137,503	42,241	—	161,693
Equity in earnings (losses) from subsidiaries	295,973	45,719	—	(341,692)	—

Net earnings (loss)	$266,633	272,461	69,231	(341,692)	266,633

Supplemental Financial Information, Continued

Consolidating Condensed Statement of Cash Flows

Six Months Ended May 31, 2004

(Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
Cash flows from operating activities:
Net earnings (loss)	$340,663	364,724	44,613	(409,337)	340,663
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities	89,206	(1,261,679)	112,396	420,443	(639,634)

Net cash provided by (used in) operating activities	429,869	(896,955)	157,009	11,106	(298,971)

Cash flows from investing activities:
Increase in investments in unconsolidated entities, net	—	(259,126)	(18,415)	—	(277,541)
Acquisitions, net of cash acquired	—	(55,634)	(8,472)	—	(64,106)
Other	(11,533)	(4,509)	(6,697)	—	(22,739)

Net cash used in investing activities	(11,533)	(319,269)	(33,584)	—	(364,386)

Cash flows from financing activities:
Net borrowings (repayments) under other borrowings	(296,000)	(28,851)	7	(11,106)	(335,950)
Net repayments under financial services short-term debt	—	—	(208,641)	—	(208,641)
Net proceeds from issuance of senior floating-rate notes	298,500	—	—	—	298,500
Common stock:
Issuances	11,561	—	—	—	11,561
Repurchases	(109,644)	—	—	—	(109,644)
Dividends	(39,106)	—	—	—	(39,106)
Intercompany	(1,177,150)	1,087,049	90,101	—	—

Net cash provided by (used in) financing activities	(1,311,839)	1,058,198	(118,533)	(11,106)	(383,280)

Net increase (decrease) in cash	(893,503)	(158,026)	4,892	—	(1,046,637)
Cash at beginning of period	893,503	284,907	92,462	—	1,270,872

Cash at end of period	$—	126,881	97,354	—	224,235

Supplemental Financial Information, Continued

Consolidating Condensed Statement of Cash Flows

Six Months Ended May 31, 2003

(Unaudited)

(In thousands)	Lennar Corporation	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Total
Cash flows from operating activities:
Net earnings (loss)	$266,633	272,461	69,231	(341,692)	266,633
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities	(362,157)	(520,184)	152,301	334,769	(395,271)

Net cash provided by (used in) operating activities	(95,524)	(247,723)	221,532	(6,923)	(128,638)

Cash flows from investing activities:
(Increase) decrease in investments in unconsolidated entities, net	—	36,114	(200)	—	35,914
Acquisitions, net of cash acquired	—	—	(107,929)	—	(107,929)
Other	(5,091)	798	(10,572)	—	(14,865)

Net cash provided by (used in) investing activities	(5,091)	36,912	(118,701)	—	(86,880)

Cash flows from financing activities:
Net borrowings (repayments) under other borrowings	(93,000)	(57,225)	(15,388)	6,923	(158,690)
Net repayments under financial services short-term debt	—	—	(211,681)	—	(211,681)
Net proceeds from issuance of 5.95% senior notes	341,730	—	—	—	341,730
Common stock:
Issuances	7,832	—	—	—	7,832
Dividends	(1,993)	—	—	—	(1,993)
Intercompany	(409,288)	285,643	123,645	—	—

Net cash provided by (used in) financing activities	(154,719)	228,418	(103,424)	6,923	(22,802)

Net increase (decrease) in cash	(255,334)	17,607	(593)	—	(238,320)
Cash at beginning of period	621,163	97,284	58,712	—	777,159

Cash at end of period	$365,829	114,891	58,119	—	538,839